《爆燃式燃气涡轮发动机》工程开发项目

Detonation Cycle Gas Turbine Engine

Development Project

合 作 协 议 书

Cooperative Agreement

甲方：

美国 Turbine Truck Engines, Inc.

Party A:

Turbine Truck Engines, Inc.

917 Biscayne Blvd., Suite 6, DeLand, Forida, 32724, U.S.A.

Tel: +1-386-943-8358

Fax: + 1-386-943-6232

乙方：

北京航天红烽科技有限公司

Party B:

Beijing Royal Aerospace Facilities Co., Ltd.

Bldg. 26, Tsinghua Science Park, No. 3, Minzhung Road, Haidian

District, Beijing, China, 100195

Tel: +86-10-96096677

Fax: +86-10-88857828

本协议书是经双方友好协商后，达成如下协议：

The Parties agree hereto as follows through friendly consultations:

1. 项目 Project

本合作协议书所指定的项目，是指美国 Turbine Truck Engines, Inc. （以下简称“甲方”）和北京航天红烽科技有限公司（以下简称“乙方”）针对“爆燃式燃气涡轮发动机（ DCGT 发动机）”的工程开发所函盖的合作、承包、分包、设计、协调、生产、试验、技术评定，及进出口、商务、咨询、培训、服务等活动。双方并同意共享共同开发的知识产权及产品。

The project referred to herein shall mean cooperation, contracting, subcontracting, design, coordination, production, test, technical evaluation, import and export, business affairs, consulting, training, services. Both Parties will share intellectual properties and products jointly developed under the development of Detonation Cycle Gas Turbine Engine (DCGT Engine) by Turbine Truck Engines, Inc. (hereinafter referred to as “Party A”) and Beijing Royal Aerospace Facilities Co., Ltd. (hereinafter referred to as “Party B”)

2. 产品 Product

本协议书所规定的产品，是指围绕着开发具有先进性能的爆燃式燃气涡轮发动机（ DCGT 发动机）及相关配套装置等系列产品。

The product specified herein shall mean a series of products relating to the development of Detonation Cycle Gas Turbine Engine (DCGT Engine), which is of advanced performance and relevant accessories.

3. 项目合作 Project Cooperation

3.1 甲方与乙方共同开发用于重型卡车工业的 300-600 马力“爆燃式燃气涡轮发动机（ 300-600 马力 DCGT 重卡发动机）”工程产业化应用产品，乙方是甲方在中国的 300-600 马力重卡发动机唯一合作方。当时机成熟时，甲方承诺会优先考虑与乙方共同开发 300 匹马力以下的 DCGT发动机项目。

Party A and Party B will work jointly in developing Detonation Cycle Gas Turbine Engine (300-600 HP DCGT Engine) for application of heavy duty trucks. Party B is Party A’s exclusive partner in China for 300-600 HP DCGT engines for heavy duty trucks. As conditions permit, Party A will also give preferential consideration for joint development of DCGT Engine under 300 HP with Party B.

3.2 双方同意在对双方均为有利的情况下，任何一方均不得不合情理地拒绝在另一方友好地提出建议后向国内外其它用户提供或发布有关此项目的任何协议、文件、报告、出具信函或做出承诺。任何一方在发布任何与此协议有关的信息之前必需得到另一方的书面同意。

Both Parties agree that each party will not unreasonably refuse the other Party to provide or disclose to other domestic or foreign customers with any agreements, documents, reports, letters or commitments relating to this project after the other party has made request on a friendly basis, as long as it is to the best interests of both parties. Either party shall get written content from the other party before releasing any news pertaining to this agreement.

4. 合作目标 Cooperative Target

在甲方 DCGT 发动机原理样机的技术开发成果的基础之上，计划于研发基金到位后 24 个月内开发研制具有共同知识产权及产品的 300-600 匹马力重卡型 DCGT 发动机的工程生产型样机，并完成工程设计定型。

Based on the technical development achievement of Party A’s DCGT Engine prototype, the prototype of 300-600 HP DCGT Engine for heavy duty trucks for production purpose will be developed and made, with the design established, within 24 months after the funding of the project is in place.

5. 合作内容 Cooperative Work

5.1 完成 540 匹马力重卡型 DCGT 工程发动机全部工程设计；

To complete all engineering design work of the 540 HP DCGT Engine for heavy duty trucks;

5.2 完成 DCGT 工程发动机的生产及总成；

To complete manufacturing and assembly of DCGT Engine;

5.3 完成 DCGT 工程发动机的综合性能试验；

To complete comprehensive performance tests of DCGT Engine;

5.4 通过中国政府监管部门对 DCGT 工程发动机的技术鉴定。

To pass PRC regulatory authorities’ technical evaluation of DCGT Engine.

6. 双方合作程序 Procedures for Both Parties’ Cooperation

6.1 双方签署本协议书后，甲方在 3 个月内完成 540 匹马力重卡型 DCGT 工程发动机设计方案，并传送乙方备案。

Party A shall complete the design plan of the 540 HP DCGT Engine for heavy duty trucks and send it to Party B for filing within 3 months.

6.2 乙方依据甲方的设计方案，编制本项目综合论证报告，报送中国政府监管部门审批。

Party B shall compile a comprehensive verification report for this project based on Party A’s design plan and submit such to PRC regulatory authorities for review and approval.

6.3 项目获得审批后，双方再签署本项目的联合开发合同，具体规定双方的合作形式、双方在产品开发过程中的合作内容和范围、合作计划、资金安排、相关责任、权益、知识产权及保密事项等事宜。

Both Parties shall execute a cooperative development contract for this project after the approval of such project to specify detailed content and scope of cooperation, cooperation plan, fund arrangement, duties of each party, right and interests, intellectual properties, confidentiality, and other issues relating to both Parties during product development.

7. 合作双方的责任 Both Parties’ Liabilities

7. 1甲方责任 Party A’s Liabilities

7.1.1 甲方负责完成 540 匹马力重卡型 DCGT 工程发动机的主体工程设计；此设计应依据乙方提供并经双方同意的设计要求等相关文件，确保 DCGT 工程发动机能安全、可靠、有效地适用于中国重型卡车或相等工况环境。

Party A shall be liable for designing the main part of the 540 HP DCGT Engine for heavy duty trucks, which shall be based on design requirements and other relevant documents provided by Party B and approved by both parties to ensure that DCGT Engine will fit China’s heavy duty trucks and equivalent operating conditions in respects of being safe, reliable and efficient.

7.1.2 甲方负责将设计图纸、文件、资料、图表、磁介质等，全部提交给乙方保管及所用。(目前仅限用于项目资金申请所用，项目立项后对资料使用权的问题双方再商议决定)。

Party A shall be liable for submitting to Party B all drawings, documents, data, charts and magnetic media relating to design for it to keep and use（for funding application only at present. But the use of documentation above-mentioned will be decided by both parties after discussion）

7.1.3 甲方要配合乙方应对中国政府监管部门对本项目的审查、评估和技术鉴定等工作。

Party A shall cooperate with Party B in the examination, assessment, technical evaluation and other work relating to this project carried out by PRC regulatory authorities.

7.1.4 甲方担负本项目的技术咨询、商务、培训、服务等责任。

Party A shall be liable for technical consulting, business affairs, training, services and other work relating to this project.

7.1.5 甲方应当保证其在本协议下所提供的知识产权为合法拥有的。倘若有第三方提出知识产权的侵权和/或由此引起的损害或/及起诉，甲方应当承担由此产生的法律责任和/或经济损失。

7.1.5 Party A guarantees that the intellectual properties provided by Party A is owned legally. In case any third party comes forward with damages and/or lawsuit, party A should be fully responsible for the legal liabilities and/or losses incurred.

7.1.6 甲方负责此合作及合作协议符合美国的法律法规。

Party A takes responsibility for the cooperation and this cooperation agreement is non-violation against laws, rules and/or regulations in the USA.

7.2 乙方责任 Party B’s Liabilities

7.2.1 乙方负责 540 匹马力重卡型 DCGT 工程发动机的应用配套设计，并负责开发组织、协调、配套、生产、试验、咨询、商务、培训、服务等。

Party B shall be liable for designing accessories of the 540 HP DCGT Engine for heavy duty trucks and for organization, coordination, supporting work, production, test, consultation, business affairs, training, services and other work relating to the development.

7.2.2 乙方负责向甲方提供 540 匹马力重卡型 DCGT 工程发动机的应用要求等相关文件。

Party B shall be liable to provide Party A with application requirements and other necessary documents relating to the 540 HP DCGT Engine for heavy duty trucks.

7.2.3 乙方负责在中国境内代表甲方唯一保存和使用甲方提供的所有图纸、文件、资料、图表、磁介质等全部软硬件。(目前仅限用于项目资金申请所用，项目立项后对资料使用权的问题双方再商议)。

Party B shall be Party A’s exclusive representative within China, liable for keeping and using all drawings, documents, data, charts, magnetic media and other software and hardware provided by TTE. （, which at this stage are subject to the applications for project funds and the usage right of which shall be subject to consultation by both parties）

7.2.4 ..乙方负责此合作及合作协议符合中国的法律法规。

Party B takes responsibility for the cooperation and this cooperation agreement is non-violation against laws, rules and/or regulations in the PRC.

8. 合作双方的权益 Both Parties’ Rights and Interests

8.1 双方以同等份额共同拥有本项目的知识产权。双方中的一方若想取得另一方的全部或部分知识产权，应以出让所在公司的股权、资产或以现金的方式购得，具体方式双方协商后以书面协议予以确定。

The intellectual properties jointly developed under this agreement shall be owned by both Parties in the equal percentage. In case either Party desires to acquire the other Party’s intellectual property, in the whole or in part, the acquiring party shall acquire such by transferring his stock equity or assets of the company or by cash. The detailed means of such acquiring shall be specified in written agreements after friendly consultation of both parties.

8.2 中国政府监管部门批准本项目产品在中国形成量产时，双方同意任何由此协议开发出来的产品，将由双方合作共同开发市场,但利益分配的问题将由双方在日后商定。

Upon PRC regulatory authorities’ approval of mass production in China of the product under this project, both parties agree to jointly develop market of any product formed under this agreement, but distribution of benefit will be decided by both Parties on a later date.

9. 双方约定 Both Parties’ Agreement

9.1 本项目获得中国政府监管部门审批通过，并且需求资金到位，经双方签署联合开发合同后，本项目正式开始实施。

This project shall formally come into effect upon PRC regulatory authorities’ approval, the required funding has obtained and the contract for joint development by both Parties has mutually signed.

9.2 双方同意在执行本协议过程中所发生的一切争议，应先通过友好协商解决。未尽事宜，双方协商后以补充协议的形式予以完善。

9.2 Both Parties agree that, all disputes arising out of the performance of this Agreement shall first be solved through friendly consultation. Any issues which are not mentioned herein shall be specified under supplementary agreements after both Parties’ consultations.

9.3 本协议书壹式贰份，双方各持壹份。本协议书有效期为五年。本协议书自双方单位签字盖章、签字后生效。

但倘若资金在签署此协议后一年尚未到位，则乙方在此协议中所有有关乙方独占性的条款全部失效。

This Agreement is signed in duplicate, with each Party holding one copy. The validity of this Agreement shall be five years. It shall come into effectiveness upon signature of both Parties with companies’ seals. and affixed with their seals.

But in case the funding fails to be obtained in place within one year from the signing date, the exclusivity of partnership for Party B will terminate automatically.

9.4 本协议书自生效后将替代原有的甲方签署的与此项目有关的各项协议书。本协议的解释和执行选用中国的法律法规。

This Agreement will supersede all the previous agreements signed by Party A related with this project after this agreement comes into effectiveness. The construction and performance of the Agreement shall apply the laws and regulations of the PRC.

9.5 本协议以中文和英文两种语言书写,具有同等法律效力。倘若中文和英文版本有差异，双方同意以中文版本为准。

9.5 The Agreement is written in Chinese and English languages, both have the same legal force. In case there is difference between the Chinese version and the English version in meaning, both parties agree that Chinese version shall be prevailing.

甲方 代表签字：

单位盖章：

Party A

Representative’s Signature:

Company Seal:

乙方 代表签字：

单位盖章：

Party B

Representative’s Signature:

Company Seal:

2010 年 4 月 27 日

April 27, 2010